EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Manchester Equipment Company, Inc.:

We consent to the use of our report dated September 20, 1999, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/ KPMG LLP
                                    ------------------------
                                    KPMG LLP


Melville, New York
July 21, 2000